UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date earliest event reported):  December 13, 2013

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, LA 70113 Telephone (504) 576-4000 72-1229752	1-31508	ENTERGY MISSISSIPPI, INC. (a Mississippi corporation) 308 East Pearl Street Jackson, Mississippi 39201 Telephone (601) 368-5000 64-0205830

1-10764	ENTERGY ARKANSAS, INC. (an Arkansas corporation) 425 West Capitol Avenue Little Rock, Arkansas 72201 Telephone (501) 377-4000 71-0005900	0-05807	ENTERGY NEW ORLEANS, INC. (a Louisiana corporation) 1600 Perdido Street New Orleans, Louisiana 70112 Telephone (504) 670-3700 72-0273040

0-20371	ENTERGY GULF STATES LOUISIANA, L.L.C. (a Louisiana limited liability company) 446 North Boulevard Baton Rouge, Louisiana 70802 Telephone (800) 368-3749 74-0662730	1-34360	ENTERGY TEXAS, INC. (a Texas corporation) 350 Pine Street Beaumont, Texas 77701 Telephone (409) 981-2000 61-1435798

1-32718	ENTERGY LOUISIANA, LLC (a Texas limited liability company) 446 North Boulevard Baton Rouge, LA 70802 Telephone (800) 368-3749 75-3206126

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

On December 4, 2011, (i) Entergy Corporation, a Delaware corporation (“Entergy”), Mid South TransCo LLC, a Delaware limited liability company and presently a wholly owned subsidiary of Entergy (“TransCo”), ITC Holdings Corp., a Michigan corporation (“ITC”), and ITC Midsouth LLC (formerly known as Ibis Transaction Subsidiary LLC), a Delaware limited liability company and a direct wholly owned subsidiary of ITC, entered into a Merger Agreement, which was subsequently amended by that certain Amendment No. 1 to the Merger Agreement, dated as of September 21, 2012, and that certain Amendment No. 2 to the Merger Agreement, dated as of January 28, 2013 (collectively, the “Merger Agreement”), (ii) Entergy, TransCo, ITC, Entergy Arkansas, Inc., Entergy Gulf States Louisiana, L.L.C., Entergy Louisiana, LLC, Entergy Mississippi, Inc., Entergy New Orleans, Inc., Entergy Texas, Inc. (Entergy Arkansas, Inc., Entergy Gulf States Louisiana, L.L.C., Entergy Louisiana, LLC, Entergy Mississippi, Inc., Entergy New Orleans, Inc. and Entergy Texas, Inc., collectively, the “Utility OpCos”) and Entergy Services, Inc. entered into a Separation Agreement, which was subsequently amended by that certain Amendment No. 1 to the Separation Agreement, dated as of September 24, 2012 (collectively, the “Separation Agreement”) and (iii) Entergy, TransCo and ITC entered into an Employee Matters Agreement (the “Employee Matters Agreement”). A description of the terms of the Merger Agreement, the Separation Agreement and the Employee Matters Agreement was previously provided in the Current Report on Form 8-K filed by Entergy on December 6, 2011, and the Current Report on Form 8-K filed by the Utility OpCos on December 6, 2011, and each such Current Report on Form 8-K is incorporated herein by reference.

By letter dated and effective as of December 13, 2013, a copy of which is attached hereto as Exhibit 10.1, Entergy and ITC mutually agreed to terminate the Merger Agreement in accordance with the provisions of Section 7.01(a) of the Merger Agreement, following denial by the Mississippi Public Service Commission of the joint application related to the transaction. In accordance with the terms of the Separation Agreement and the Employee Matters Agreement, upon the termination of the Merger Agreement, the Separation Agreement and the Employee Matters Agreement terminate automatically.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Letter Agreement, dated December 13, 2013, mutually terminating the Merger Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERGY CORPORATION ENTERGY ARKANSAS, INC. ENTERGY GULF STATES LOUISIANA, L.L.C. ENTERGY LOUISIANA, LLC ENTERGY MISSISSIPPI, INC. ENTERGY NEW ORLEANS, INC. ENTERGY TEXAS, INC.
By: /s/ Marcus V. Brown Marcus V. Brown
Executive Vice President and General Counsel

Dated: December 16, 2013

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement, dated December 13, 2013, mutually terminating the Merger Agreement.